WASHINGTON, D.C.  20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 09, 2008

MICREL,   INCORPORATED
(Exact name of Registrant as specified in its charter)

California	94-2526744
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2180 Fortune Drive, San Jose, CA       95131
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (408) 944-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT
Item 5.02(b)  Departure of Director.

On August 9, 2008, David Conrath, member of Micrel, Incorporated’s Board of Directors, informed the Company of his intention to step down from the Board effective immediately following the Company’s Annual Meeting scheduled to occur on or about October 1, 2008.

Mr. Conrath has been a Board member for more than three years and currently serves as the Chairman of the Company’s Nominating/Corporate Governance Committee and as a member of the Audit Committee.

The company has announced that Mr. Daniel Artusi will stand  for election to replace Mr. Conrath on the Board of Directors.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED
(the Registrant)

By: /s/ Richard D. Crowley
Richard D. Crowley
Vice President, Finance and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

Dated: August 13, 2008